SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39467	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	USAP	The Nasdaq Stock Market, LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Universal Stainless & Alloy Products, Inc. (the “Company”) held on May 4, 2022, the Company’s stockholders approved an amendment to the Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan (the “Amendment”). The Amendment was approved by the Company’s Board of Directors on March 31, 2022, subject to stockholder approval at the Annual Meeting.

A summary of the Amendment was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”) and is incorporated herein by reference. The full text of the Amendment appearing as Exhibit 10.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2022, the Company held the Annual Meeting. Below are the voting results for each matter submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Oates	5,034,812	135,636	1,536,663
Christopher L. Ayers	4,290,625	879,823	1,536,663
Judith L. Bacchus	4,899,714	270,734	1,536,663
M. David Kornblatt	4,898,381	272,067	1,536,663
Udi Toledano	4,834,621	335,827	1,536,663

2.	Advisory, non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,817,426	116,478	236,544	1,536,663

3.	Approval of an Amendment to the Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,086,268	1,077,937	1,006,243	1,536,663

4.	Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accountants for 2022:

FOR	AGAINST	ABSTENTIONS
6,575,985	118,171	12,955

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to the Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ John J. Arminas
John J. Arminas
Vice President, General Counsel and Secretary

Dated: May 6, 2022